UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 27, 2010

Date of Report (Date of earliest event reported)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02                          UNREGISTERED SALES OF EQUITY SECURITIES.

(a) Item 5.02 below is hereby incorporated by reference.

The securities issued pursuant to the Option Agreement (as defined below) are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 because the issuance did not involve any public offering.

ITEM 5.02                          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) Sandeep Mathrani Employment Agreement

On October 27, 2010, New GGP, Inc. (“New GGP”), a wholly-owned subsidiary of General Growth Properties, Inc. (the “Company”), entered into an Employment Agreement (the “Employment Agreement”) with Sandeep Mathrani, pursuant to which Mr. Mathrani has agreed to serve, commencing on January 17, 2011 (the “Commencement Date”), as Chief Executive Officer of New GGP (which will become the successor registrant, and indirect parent, of the Company following the Company’s emergence from bankruptcy) and of GGP Limited Partnership (“GGPLP”), which will become a party to the Employment Agreement by joinder upon the Company’s emergence from bankruptcy.  New GGP has agreed to nominate Mr. Mathrani to New GGP’s board of directors for so long as Mr. Mathrani serves as Chief Executive Officer of New GGP.  Prior to the Commencement Date, Mr. Mathrani will serve as a consultant to New GGP and GGPLP.

The Employment Agreement provides for a five-year initial term commencing on the Commencement Date (the “Initial Term”) that automatically renews for one-year terms thereafter.  The Employment Agreement further provides for a $1,000,000 signing bonus, reimbursement of reasonable relocation expenses up to $350,000, an annual base salary of $1,200,000 and a target annual bonus of $1,500,000, including a guaranteed minimum annual bonus of $1,000,000 for the 2011 and 2012 calendar years.

In accordance with the terms and conditions of the Employment Agreement, (i) New GGP will grant to Mr. Mathrani, at the Company’s emergence from bankruptcy, 1,500,000 shares of New GGP common stock (the “Restricted Stock”), which will vest in three equal installments on each of the first three anniversaries of the grant date and (ii) pursuant to a Nonqualified Stock Option Award Agreement (the “Option Agreement”), on October 27, 2010, New GGP granted to Mr. Mathrani options to acquire 2,000,000 shares of New GGP’s common stock (the “Options”), which will vest in four equal installments on each of the first four anniversaries of the grant date.  The Options have an exercise price of $10.25 per share. The Restricted Stock and Options were awarded pursuant to, and subject to the terms and conditions of, the Equity Plan (as defined below). Commencing in 2012, Mr. Mathrani will be entitled to receive, on an annual basis, at his election, either options to purchase an additional number of shares of New GGP’s common stock equal to five times his previous year’s annual base salary divided by the then current trading price of New GGP common stock, or shares of restricted stock of equivalent value (based on the Black-Scholes pricing model).

If New GGP terminates Mr. Mathrani’s employment without “cause” or does not renew the Employment Agreement following the Initial Term, or if Mr. Mathrani terminates his employment for “good reason,” then Mr. Mathrani is eligible to receive two years of salary continuation, two times his annual bonus for the previous year, pro rata annual bonus for the year of termination (based on his annual bonus for the previous year), full vesting of the Restricted Stock and Options, vesting of the portion of the annual equity awards that would otherwise vest during the two year period following termination and two years of welfare benefit continuation.

If Mr. Mathrani’s employment is terminated due to death or disability, then Mr. Mathrani is eligible to receive pro rata annual bonus for the year of termination (based on his annual bonus for the previous year) and full vesting of the Restricted Stock, the Options and the annual equity awards.

The above descriptions of the Employment Agreement and the Option Agreement are qualified in their entirety by references to the Employment Agreement and the Option Agreement, respectively.  The Employment Agreement and the Option Agreement are attached as Exhibits 10.1 and 10.2 hereto, and are hereby incorporated by reference.

The Press Release (as defined below) is hereby incorporated by reference.

(e) Equity Plan

On October 27, 2010, New GGP adopted the General Growth Properties, Inc. 2010 Equity Incentive Plan (the “Equity Plan”).

Equity Plan

The number of shares of New GGP common stock reserved for issuance under the Equity Plan is equal to 4% of New GGP’s outstanding shares on a fully diluted basis as of the Company’s emergence from bankruptcy. The Equity Plan provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, other stock-based awards and performance-based compensation (collectively, “the Awards”). Directors, officers and other employees of New GGP and its subsidiaries and affiliates are eligible for Awards. The Equity Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

The purpose of the Equity Plan is to provide incentives that will attract, retain and motivate New GGP’s directors, officers and employees by providing them with either a proprietary interest in New GGP’s long-term success or compensation based on their performance. The following is a summary of the material terms of the Equity Plan, but does not include all of the provisions of the Equity Plan.

Administration

The Equity Plan is administered by the compensation committee of New GGP’s board of directors or any committee designated by New GGP’s board of directors to administer the Equity Plan. The administrator is empowered to determine the form, amount and other terms and conditions of Awards, clarify, construe or resolve any ambiguity in any provision of the Equity Plan or any Award agreement and adopt such rules and guidelines for administering the Equity Plan as it deems necessary or proper. All actions, interpretations and determinations by the administrator are final and binding.

Shares Available

The Equity Plan reserves for issuance the number of shares of New GGP’s common stock described above, subject to adjustments. In the event that any outstanding Award expires or terminates without the issuance of shares or is otherwise settled for cash, the shares allocable to such Award, to the extent of such expiration, termination or settlement for cash, will again be available for issuance. No participant may be granted more than 4,000,000 shares, or the equivalent dollar value of such shares, in any year.

Eligibility for Participation

Members of New GGP’s board of directors, as well as officers and employees (including prospective employees) of New GGP and its subsidiaries and affiliates, are eligible to participate in the Equity Plan. The selection of participants is within the sole discretion of the administrator.

Types of Awards

The Equity Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, other stock-based awards and performance-based compensation. The administrator will determine the terms and conditions of each Award, including the number of shares subject to each Award, the vesting terms, and the purchase price. Awards may be made in assumption of or in substitution for outstanding Awards previously granted by New GGP or its affiliates, or a company acquired by New GGP or with which it combines.

Award Agreement

Awards granted under the Equity Plan will be evidenced by Award agreements that provide additional terms and conditions associated with the Awards, as determined by the administrator in its discretion. In the event of any conflict between the provisions of the Equity Plan and any such Award agreement, the provisions of the Equity Plan will control.

Options

An option granted under the Equity Plan permits a participant to purchase from New GGP a stated number of shares at an exercise price established by the administrator. Subject to the terms of the Equity Plan, the terms and conditions of any option will be determined by the administrator. Options will be designated as either nonqualified stock options or incentive stock options. An option granted as an incentive stock option will, to the extent it fails to qualify as an incentive stock option, be treated as a nonqualified option. The exercise price of an option may not be less than the fair market value of a share of New GGP’s common stock on the date of grant. The term of each option will be determined prior to the date of grant, but may not exceed ten years.

Stock Appreciation Rights

A stock appreciation right granted under the Equity Plan entitles the holder to receive, upon its exercise, the excess of the fair market value of a specified number of shares of New GGP’s common stock on the date of exercise over the grant price of the stock appreciation right. Payment may be in the form of cash, shares of New GGP’s common stock, other property or any combination thereof. Subject to the terms of the Equity Plan, the terms and conditions of any stock appreciation right will be determined by the administrator.

Restricted Stock

An Award of restricted stock granted under the Equity Plan is a grant of a specified number of shares of New GGP’s common stock, which are subject to forfeiture upon the occurrence of specified events. Each Award agreement evidencing a restricted stock grant will specify the period of restriction, the conditions under which the restricted stock may be forfeited to us and such other provisions as the administrator may determine, subject to the terms of the Equity Plan.

Other Stock-Based Awards

The administrator may grant Awards of shares of New GGP’s common stock and Awards that are valued, in whole or in part, by reference to New GGP’s common stock. Such Awards will be in such form and subject to such terms and conditions as the administrator may determine, including, the right to receive one or more shares of New GGP’s common stock (or the equivalent cash value of such stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Subject to the provisions of the Equity Plan, the administrator will determine whether such other stock-based awards will be settled in cash, shares of New GGP’s common stock or a combination of cash and such shares, and all other terms and conditions of such Awards.

Performance-Based Compensation

To the extent permitted by Section 162(m) of the Internal Revenue Code, the administrator may design any Award so that the amounts or shares payable thereunder are treated as ‘‘qualified performance-based compensation’’ within the meaning of Section 162(m) of the Internal Revenue Code. The grant, vesting, crediting and/or payment of performance-based compensation will be based or conditioned on the achievement of objective performance goals established in writing by the compensation committee of New GGP’s Board of Directors. Performance goals may be based on one or more of the following measures:

• consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization);

• net income;

• operating income;

• earnings per share;

• book value per share;

• return on shareholders’ equity;

• expense management;

• return on investment;

• improvements in capital structure;

• profitability of an identifiable business unit or product;

• maintenance or improvement of profit margins;

• stock price;

• market share;

• revenues or sales;

• costs;

• cash flow;

• working capital;

• return on assets;

• store openings or refurbishment plans;

• staff training; and

• corporate social responsibility policy implementation.

Transferability

Unless otherwise determined by the administrator, Awards may not be transferred by a participant except in the event of death. Any permitted transfer of the Awards to heirs or legatees of a participant will not be effective unless the administrator has been furnished with written notice thereof and a copy of such evidence as the administrator may deem necessary to establish the validity of the transfer.

The administrator may impose such transfer restrictions on any shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include a requirement that the participant hold the shares received for a specified period of time or a requirement that a participant represent and warrant in writing that the participant is acquiring the shares for investment and without any present intention to sell or distribute such shares.

Stockholder Rights

Except as otherwise provided in the applicable Award agreement or with respect to Awards of restricted stock, a participant will have no rights as a stockholder with respect to shares of New GGP’s common stock covered by any Award until the participant becomes the record holder of such shares. Participants holding Awards or restricted stock will have the right to vote and receive dividends with respect to the restricted stock, unless otherwise provided in the applicable Award Agreement.

Adjustment of Awards

In the event of a corporate event or transaction such as a recapitalization, in order to prevent dilution or enlargement of participants’ rights under the Equity Plan, the administrator will make certain adjustments to Awards, including, in its sole discretion, substitution or adjustment of the number and kind of shares that may be issued under the Equity Plan or under particular Awards, the exercise price or purchase price applicable to outstanding Awards, and other value determinations applicable to the Equity Plan or outstanding Awards.

In the event New GGP experiences a change in control, the administrator may make adjustments to the terms and conditions of outstanding Awards, including, acceleration of vesting and exercisability of Awards, substitution of Awards with substantially similar Awards and cancellation of Awards for fair value.

Amendment and Termination

The administrator may amend or terminate the Equity Plan or any Award agreement at any time. However, no amendment or termination is permitted without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement and no amendment or termination is permitted without the consent of the participants if such amendment or termination would materially diminish the participants’ rights under the Equity Plan or any Award.

No Awards will be granted after October 27, 2020.

The above description of the Equity Plan is qualified in its entirety by reference to the Equity Plan, which is attached as Exhibit 4.1 hereto, and is hereby incorporated by reference.

ITEM 8.01                          OTHER EVENTS.

On October 28, 2010, the Company issued a press release (the “Press Release”) announcing the Agreement, a copy of which is filed as Exhibit 99.1 of this report.

ITEM 9.01                          FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	General Growth Properties, Inc. 2010 Equity Incentive Plan

10.1	Employment Agreement, dated October 27, 2010, by and between New GGP, Inc. and Sandeep Mathrani

10.2	Nonqualified Stock Option Award Agreement, dated October 27, 2010, by and between New GGP, Inc. and Sandeep Mathrani

99.1	Press release, dated October 28, 2010, titled “General Growth Properties Names Sandeep Mathrani as Chief Executive Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Edmund Hoyt
Name:	Edmund Hoyt
Title:	Senior Vice President and Chief Accounting Officer

Date: October 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	General Growth Properties, Inc. 2010 Equity Incentive Plan

10.1	Employment Agreement, dated October 27, 2010, by and between New GGP, Inc. and Sandeep Mathrani

10.2	Nonqualified Stock Option Award Agreement, dated October 27, 2010, by and between New GGP, Inc. and Sandeep Mathrani

99.1	Press release, dated October 28, 2010, titled “General Growth Properties Names Sandeep Mathrani as Chief Executive Officer”